Integrys Energy Group, Inc.

First Quarter 2013 Earnings

Released May 1, 2013

Contents

Pages
News Release	1-4
Condensed Consolidated Statements of Income	5
Condensed Consolidated Statements of Comprehensive Income	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Cash Flows	8
Diluted Earnings Per Share – Adjusted and Weather Impacts	9
Non-GAAP Financial Information Reported by Segment	10-11
Key Variances in Non-GAAP Adjusted Earnings – By Segment	12
Diluted Earnings Per Share Guidance Information	13
Supplemental Quarterly Financial Highlights	14-17

NEWS RELEASE

For Immediate Release
May 1, 2013

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Improved First Quarter 2013 Earnings

2013 Guidance for Diluted EPS - Adjusted Revised Upward to $3.25 to $3.60

Chicago – May 1, 2013 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended March 31
	2013	2012
GAAP earnings (millions)	$187.5	$98.9
GAAP diluted earnings per share	$2.37	$1.25
Adjusted earnings (millions) *	$139.9	$123.3
Diluted earnings per share – adjusted *	$1.76	$1.56

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

First Quarter Results

Consolidated earnings for the first quarter were higher in 2013 than in 2012 on both a GAAP and adjusted basis. The majority of the $16.6 million increase in adjusted earnings came from the natural gas utility segment. In the first quarter of 2013, the Illinois Appellate Court affirmed the Illinois Commerce Commission's authority to approve a permanent decoupling mechanism for The Peoples Gas Light and Coke Company and North Shore Gas Company. As a result, reserves that had been recorded against decoupling entries in 2012 were reversed. This reversal had a $9.9 million after-tax positive impact on first quarter 2013 results. In addition, natural gas utility sales volumes were up compared with last year, mostly because the unusually warm weather in 2012 had resulted in lower sales volumes.

The electric utility segment also contributed to the increase in adjusted earnings. The main driver of the increased electric utility earnings was the impact of the 2013 Wisconsin Public Service Corporation rate order.

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
130 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
First Quarter 2013 Earnings
May 1, 2013

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2013 diluted earnings per share on a GAAP basis is between $3.32 and $3.67. This guidance assumes continued operational improvements, the availability of generation units, and normal weather conditions for the rest of the year. The company's guidance range for 2013 diluted earnings per share – adjusted is between $3.25 and $3.60. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2013.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Thursday, May 2, 2013. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through
August 6, 2013, by dialing 866-469-7798.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on May 2.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2012, as may be amended or supplemented in Part II, Item 1A of subsequently filed Quarterly Reports on Form 10-Q, and those identified below.

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•
Other federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability

Integrys Energy Group, Inc.
First Quarter 2013 Earnings
May 1, 2013

standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•	The ability to retain market-based rate authority;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The impact of unplanned facility outages;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The ability to use tax credit and loss carryforwards;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company), and nonregulated energy operations.

Integrys Energy Group, Inc.
First Quarter 2013 Earnings
May 1, 2013

More information is available at www.integrysgroup.com.

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended
	March 31
(Millions, except per share data)	2013	2012
Utility revenues	$1,123.8	$971.0
Nonregulated revenues	554.4	276.9
Total revenues	1,678.2	1,247.9

Utility cost of fuel, natural gas, and purchased power	565.1	472.3
Nonregulated cost of sales	436.8	273.7
Operating and maintenance expense	295.1	259.3
Depreciation and amortization expense	60.9	62.1
Taxes other than income taxes	27.2	27.4
Operating income	293.1	153.1

Earnings from equity method investments	22.3	21.1
Miscellaneous income	5.7	2.4
Interest expense	(29.3)	(30.4)
Other expense	(1.3)	(6.9)

Income before taxes	291.8	146.2
Provision for income taxes	109.6	47.4
Net income from continuing operations	182.2	98.8

Discontinued operations, net of tax	6.1	0.9
Net income	188.3	99.7

Preferred stock dividends of subsidiary	(0.8)	(0.8)
Net income attributed to common shareholders	$187.5	$98.9

Average shares of common stock
Basic	78.7	78.6
Diluted	79.3	79.2

Earnings per common share (basic)
Net income from continuing operations	$2.30	$1.25
Discontinued operations, net of tax	0.08	0.01
Earnings per common share (basic)	$2.38	$1.26

Earnings per common share (diluted)
Net income from continuing operations	$2.29	$1.24
Discontinued operations, net of tax	0.08	0.01
Earnings per common share (diluted)	$2.37	$1.25

Dividends per common share declared	$0.68	$0.68

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended March 31
(Millions)	2013	2012
Net income	$188.3	$99.7

Other comprehensive income, net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $ - million and $(0.2) million, respectively	0.1	(0.3)
Reclassification of net losses to net income, net of tax of $0.6 million and $1.0 million, respectively	0.9	1.5
Cash flow hedges, net	1.0	1.2

Defined benefit pension plans
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost,
net of tax of $0.4 million and $0.3 million, respectively	0.6	0.3
Other comprehensive income, net of tax	1.6	1.5
Comprehensive income	189.9	101.2
Preferred stock dividends of subsidiary	(0.8)	(0.8)
Comprehensive income attributed to common shareholders	$189.1	$100.4

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	March 31	December 31
(Millions)	2013	2012
Assets
Cash and cash equivalents	$72.0	$27.4
Collateral on deposit	25.4	41.0
Accounts receivable and accrued unbilled revenues, net of reserves of $47.2 and $43.5, respectively	899.0	796.8
Inventories	140.2	271.9
Assets from risk management activities	182.5	145.4
Regulatory assets	88.4	110.8
Assets held for sale	2.5	10.1
Deferred income taxes	42.8	64.3
Prepaid taxes	116.6	152.8
Other current assets	31.3	38.6
Current assets	1,600.7	1,659.1

Property, plant, and equipment, net of accumulated depreciation of $3,225.5 and $3,114.7, respectively	5,941.8	5,501.9
Regulatory assets	1,842.7	1,813.8
Assets from risk management activities	50.3	45.3
Equity method investments	518.3	512.2
Goodwill	658.3	658.3
Other long-term assets	152.3	136.8
Total assets	$10,764.4	$10,327.4

Liabilities and Equity
Short-term debt	$756.4	$482.4
Current portion of long-term debt	291.5	313.5
Accounts payable	450.1	457.7
Liabilities from risk management activities	140.9	181.9
Accrued taxes	95.9	83.0
Regulatory liabilities	84.8	65.6
Liabilities held for sale	—	0.2
Other current liabilities	287.1	229.0
Current liabilities	2,106.7	1,813.3

Long-term debt	1,931.7	1,931.7
Deferred income taxes	1,263.9	1,203.8
Deferred investment tax credits	48.9	49.3
Regulatory liabilities	377.6	370.5
Environmental remediation liabilities	641.2	651.5
Pension and other postretirement benefit obligations	566.4	625.2
Liabilities from risk management activities	49.3	58.4
Asset retirement obligations	416.3	411.2
Other long-term liabilities	138.3	135.7
Long-term liabilities	5,433.6	5,437.3

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 78,809,948 shares issued; 78,353,096 shares outstanding	78.8	78.3
Additional paid-in capital	2,590.2	2,574.6
Retained earnings	565.4	431.5
Accumulated other comprehensive loss	(39.3)	(40.9)
Shares in deferred compensation trust	(22.0)	(17.7)
Total common shareholders' equity	3,173.1	3,025.8

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	(0.1)	(0.1)
Total liabilities and equity	$10,764.4	$10,327.4

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Three Months Ended
	March 31
(Millions)	2013	2012
Operating Activities
Net income	$188.3	$99.7
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	(6.1)	(0.9)
Depreciation and amortization expense	60.9	62.1
Recoveries and refunds of regulatory assets and liabilities	16.5	9.5
Net unrealized (gains) losses on energy contracts	(65.2)	43.7
Bad debt expense	9.3	10.1
Pension and other postretirement expense	15.9	17.5
Pension and other postretirement contributions	(63.2)	(246.2)
Deferred income taxes and investment tax credits	68.3	29.7
Equity income, net of dividends	(4.4)	(3.8)
Termination of tolling agreement with Fox Energy Company LLC	(50.0)	—
Other	6.3	2.7
Changes in working capital
Collateral on deposit	15.4	(13.7)
Accounts receivable and accrued unbilled revenues	(182.8)	49.8
Inventories	137.9	133.0
Other current assets	45.4	54.6
Accounts payable	24.7	(77.7)
Temporary LIFO liquidation credit	83.2	36.7
Other current liabilities	19.2	18.0
Net cash provided by operating activities	319.6	224.8

Investing Activities
Capital expenditures	(147.0)	(123.0)
Proceeds from the sale or disposal of assets	1.1	1.4
Capital contributions to equity method investments	(1.7)	(10.4)
Acquisition of Fox Energy Company LLC	(391.6)	—
Grant received related to Crane Creek Wind Project	69.0	—
Other	(3.0)	(4.6)
Net cash used for investing activities	(473.2)	(136.6)

Financing Activities
Short-term debt, net	74.0	2.2
Borrowing on term credit facility	200.0	—
Repayment of long-term debt	(22.0)	—
Proceeds from stock option exercises	6.4	10.1
Shares purchased for stock-based compensation	(2.0)	(24.6)
Payment of dividends
Preferred stock of subsidiary	(0.8)	(0.8)
Common stock	(50.1)	(53.0)
Payments made on derivative contracts related to divestitures classified as financing activities	(3.8)	(9.0)
Other	(4.5)	0.2
Net cash provided by (used for) financing activities	197.2	(74.9)

Change in cash and cash equivalents - continuing operations	43.6	13.3
Change in cash and cash equivalents - discontinued operations
Net cash (used for) provided by operating activities	(0.6)	1.0
Net cash provided by (used for) investing activities	1.6	(0.1)
Net change in cash and cash equivalents	44.6	14.2
Cash and cash equivalents at beginning of period	27.4	28.1
Cash and cash equivalents at end of period	$72.0	$42.3

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended March 31
	2013	2012
Diluted EPS	$2.37	$1.25

Special Items (net of taxes):

Net noncash losses (gains) related to derivative and inventory accounting activities	(0.53)	0.32

Discontinued operations	(0.08)	(0.01)

Diluted EPS – adjusted	$1.76	$1.56

Average Shares of Common Stock – Diluted (in millions)	79.3	79.2

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended March 31
Dollar Impacts, net of taxes (Millions)	2013	2012
Natural Gas Utility Segment	$0.6	$(11.5)
Electric Utility Segment	—	(2.3)
Integrys Energy Services – Core	0.2	(1.4)
Reversal of 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	9.9	—
Total	$10.7	$(15.2)

	Three Months Ended March 31
Diluted EPS Impacts, net of taxes	2013	2012
Natural Gas Utility Segment	$0.01	$(0.15)
Electric Utility Segment	—	(0.02)
Integrys Energy Services – Core	—	(0.02)
Reversal of 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	0.12	—
Total	$0.13	$(0.19)

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended March 31, 2013 and 2012.

March 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income attributed to common shareholders	$89.7	$28.6	$13.4	$9.9	$41.5	$4.4	$187.5

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(41.4)	—	(41.5)
Discontinued operations	—	—	—	—	(0.1)	(6.0)	(6.1)
Adjusted earnings (loss)	$89.6	$28.6	$13.4	$9.9	$—	$(1.6)	$139.9

March 31, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$78.6	$24.3	$13.3	$6.3	$(26.4)	$2.8	$98.9

Special Items (net of taxes)
Net noncash losses (gains) related to derivative and inventory accounting activities	(0.1)	—	—	—	25.4	—	25.3
Discontinued operations	—	—	—	—	1.0	(1.9)	(0.9)
Adjusted earnings	$78.5	$24.3	$13.3	$6.3	$—	$0.9	$123.3

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended March 31, 2013 and 2012.

March 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.13	$0.36	$0.17	$0.12	$0.53	$0.06	$2.37

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.53)	—	(0.53)
Discontinued operations	—	—	—	—	—	(0.08)	(0.08)
Diluted EPS – adjusted	$1.13	$0.36	$0.17	$0.12	$—	$(0.02)	$1.76

March 31, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.99	$0.31	$0.17	$0.08	$(0.34)	$0.04	$1.25

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	—	—	—	—	0.32	—	0.32
Discontinued operations	—	—	—	—	0.02	(0.03)	(0.01)
Diluted EPS – adjusted	$0.99	$0.31	$0.17	$0.08	$—	$0.01	$1.56

Key Variances in Non-GAAP Adjusted Earnings - By Segment
Three Months Ended March 31, 2013
Dollar impacts, net of taxes (Millions)	Natural Gas Utility		Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Adjusted earnings for the three months ended March 31, 2012	$78.5		$24.3	$13.3	$6.3	$0.9	$123.3

Weather impacts, net of decoupling	16.9	*	1.4	—	1.7	—	20.0
Utility rate impacts / Nonregulated margins	1.0		4.3	—	0.9	(0.5)	5.7
Increase in operating and maintenance expense	(2.7)		(1.9)	—	(3.2)	(1.5)	(9.3)
Tax impacts / Other	(4.1)		0.5	0.1	4.2	(0.5)	0.2
Adjusted earnings for the three months ended March 31, 2013	$89.6		$28.6	$13.4	$9.9	$(1.6)	$139.9

* $9.9 million of this amount relates to the reversal of the 2012 decoupling accrual reserve at The Peoples Gas Light and Coke Company and North Shore Gas Company

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2013
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.20	$1.40

Regulated electric utility segment	1.25	1.33

Electric transmission investment segment	0.69	0.70

Integrys Energy Services
Core	0.26	0.32
Other – Discontinued operations	(0.01)	(0.01)

Holding company and other segment	(0.11)	(0.04)

Integrys Energy Group Consolidated Diluted EPS	$3.32	$3.67
Average Shares of Common Stock – Diluted (in millions)	79.9	79.9

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2013.

Integrys Energy Group Consolidated Diluted EPS	$3.32	$3.67
Special Items (net of taxes)

Discontinued operations
Integrys Energy Services - Other	0.01	0.01
Holding company and other segment	(0.08)	(0.08)

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.25	$3.60
Average Shares of Common Stock – Diluted (in millions)	79.9	79.9

Key Assumptions for 2013:

▪	Continued operational improvements

▪	Availability of generation units

▪	Normal weather conditions for the rest of the year

▪	Not estimating the impact of derivative and inventory fair value accounting activities

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Regulated Natural Gas Utility Segment
Revenues	$665.7	$253.7	$220.0	$532.6	$1,672.0	$793.9
year-over-year change	(22.0)%	(30.3)%	(8.1)%	(1.6)%	(16.3)%	19.3%
Purchased natural gas costs	346.5	92.7	71.9	263.9	775.0	424.1
Margins	$319.2	$161.0	$148.1	$268.7	$897.0	$369.8
year-over-year change	(1.0)%	(12.2)%	6.0%	7.0%	—%	15.9%
margins/revenues	47.9%	63.5%	67.3%	50.5%	53.6%	46.6%
Operating and maintenance expense	135.3	127.0	119.7	145.5	527.5	162.1
Depreciation and amortization expense	32.4	32.7	33.2	33.5	131.8	32.2
Taxes other than income taxes	9.5	8.6	9.0	8.5	35.6	9.9
Operating income (loss)	142.0	(7.3)	(13.8)	81.2	202.1	165.6
year-over-year change	0.1%	N/M(1)	(36.7)%	4.0%	(4.4)%	16.6%
Net income (loss) attributed to common shareholders	$78.6	$(11.2)	$(14.0)	$40.0	$93.4	$89.7
Total throughput in therms	1,372.3	601.8	462.3	1,131.6	3,568.0	1,695.6
year-over-year change	(19.0)%	(11.3)%	1.7%	8.5%	(7.8)%	23.6%
Retail throughput in therms
Residential	606.4	171.0	87.2	460.2	1,324.8	775.9
Commercial and industrial	183.4	51.0	36.3	135.3	406.0	236.8
Other	18.7	14.2	23.3	19.1	75.3	20.0
Total retail throughput in therms	808.5	236.2	146.8	614.6	1,806.1	1,032.7
Transport throughput in therms
Residential	87.1	31.3	15.8	69.8	204.0	111.3
Commercial and industrial	476.7	334.3	299.7	447.2	1,557.9	551.6
Total transport throughput in therms	563.8	365.6	315.5	517.0	1,761.9	662.9
Regulated Electric Utility Segment
Revenues	$307.0	$311.8	$366.8	$311.8	$1,297.4	$331.8
year-over-year change	(4.8)%	(1.1)%	(0.2)%	3.3%	(0.8)%	8.1%
Fuel and purchased power costs	127.5	135.5	160.9	138.2	562.1	143.2
Margins	$179.5	$176.3	$205.9	$173.6	$735.3	$188.6
year-over-year change	(2.9)%	(3.0)%	(2.0)%	(5.9)%	(3.4)%	5.1%
margins/revenues	58.5%	56.5%	56.1%	55.7%	56.7%	56.8%
Operating and maintenance expense	100.3	99.8	96.6	108.9	405.6	101.4
Depreciation and amortization expense	22.0	22.1	22.3	22.6	89.0	21.5
Taxes other than income taxes	12.9	11.7	11.7	11.3	47.6	12.8
Operating income	44.3	42.7	75.3	30.8	193.1	52.9
year-over-year change	(10.0)%	3.4%	2.6%	(21.6)%	(5.0)%	19.4%
Net income attributed to common shareholders	$24.3	$20.9	$47.2	$15.5	$107.9	$28.6
Sales in kilowatt-hours	3,797.0	3,950.9	4,642.7	3,943.2	16,333.8	3,953.1
year-over-year change	(1.0)%	3.7%	8.1%	(1.7)%	2.4%	4.1%
Residential	775.2	687.4	897.2	746.8	3,106.6	823.8
Commercial and industrial	2,087.8	2,137.2	2,275.4	2,074.1	8,574.5	2,072.0
Wholesale	923.1	1,118.7	1,461.8	1,111.1	4,614.7	1,046.6
Other	10.9	7.6	8.3	11.2	38.0	10.7
Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$5.1	$8.5	$3.4	$20.4	$1.7
After-tax equity earnings recognized from ATC investment	13.3	13.1	13.4	12.6	52.4	13.4
Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$269.6	$269.1	$335.6	$344.2	$1,218.5	$545.7
Nonregulated cost of fuel, natural gas, and purchased power	270.1	188.8	258.8	303.7	1,021.4	430.7
Margins	$(0.5)	$80.3	$76.8	$40.5	$197.1	$115.0

Margin Detail:
Electric and renewable energy asset margins	(23.8)	67.7	72.5	27.3	143.7	89.6
Natural gas margins	23.3	12.6	4.3	13.2	53.4	25.4
Margins	(0.5)	80.3	76.8	40.5	197.1	115.0
Retail Electric Realized Unit Margins	$5.79	$7.23	$6.78	$7.48	$6.84	$5.53
Retail Natural Gas Realized Unit Margins	$0.59	$0.28	$0.22	$0.38	$0.41	$0.37

Operating and maintenance expense	27.5	24.9	25.5	28.1	106.0	32.8
Depreciation and amortization expense	2.3	2.4	2.7	2.9	10.3	2.7
Taxes other than income taxes	1.3	0.3	0.6	0.3	2.5	1.0
Operating income (loss)	(31.6)	52.7	48.0	9.2	78.3	78.5

Discontinued operations, net of tax	(1.0)	(1.8)	(8.2)	(0.5)	(11.5)	0.1

Net income (loss) attributed to common shareholders	$(20.1)	$30.9	$24.2	$6.1	$41.1	$51.4
Physically settled volumes
Retail electric sales volumes in million kilowatt-hours	2,918.9	3,082.7	4,010.6	3,330.9	13,343.1	4,318.2
Wholesale assets and distributed solar electric sales volumes in million kilowatt-hours (1)	22.2	24.4	26.3	19.8	92.7	18.0
Retail natural gas sales volumes in billion cubic feet	39.6	21.4	19.3	36.2	116.5	50.7
Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$2.8	$(4.9)	$(5.1)	$(6.2)	$(13.4)	$4.4
Notes:
(1) The volumes related to the remaining wholesale electric contracts are not significant.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	2,864	748	252	2,492	6,356	3,803
period-over-period change	(26.4)%	(31.0)%	2.4%	8.3%	(15.5)%	32.8%
compared with normal	(22.7)%	(24.7)%	14.5%	(5.2)%	(15.8)%	4.4%
Heating Degree Days - Normal	3,705	994	220	2,629	7,548	3,643
Cooling Degree Days - Actual	11	264	514	—	789	—
period-over-period change	N/M (1)	158.8%	4.0%	(100.0)%	30.8%	(100.0)%
compared with normal	N/M (1)	107.9%	49.9%	(100.0)%	66.1%	(100.0)%
Cooling Degree Days - Normal	—	127	343	5	475	1
Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	3,282	1,182	434	2,851	7,749	4,087
period-over-period change	(20.1)%	(20.5)%	25.4%	4.2%	(10.7)%	24.5%
compared with normal	(18.5)%	(16.4)%	5.3%	(1.8)%	(11.5)%	3.0%
Heating Degree Days - Normal	4,029	1,414	412	2,902	8,757	3,967
Cooling Degree Days - Actual	—	99	236	—	335	—
period-over-period change	N/M (1)	219.4%	(12.6)%	(100.0)%	9.8%	N/M (1)
compared with normal	N/M (1)	94.1%	42.2%	(100.0)%	53.7%	N/M (1)
Cooling Degree Days - Normal	—	51	166	1	218	—
Heating Degree Days - MGU
Heating Degree Days - Actual	2,472	659	178	2,060	5,369	3,150
period-over-period change	(25.5)%	(16.7)%	10.6%	7.5%	(13.2)%	27.4%
compared with normal	(20.8)%	(16.1)%	35.9%	(4.7)%	(13.4)%	3.2%
Heating Degree Days - Normal	3,122	785	131	2,162	6,200	3,051
Heating Degree Days - MERC
Heating Degree Days - Actual	2,663	586	181	2,802	6,232	4,081
period-over-period change						53.2%
compared with normal	(33.3)%	(40.0)%	(29.8)%	(3.9)%	(23.5)%	3.8%
Heating Degree Days - Normal	3,991	977	258	2,916	8,142	3,931
Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	2,379	530	111	2,022	5,042	3,247
period-over-period change	(28.8)%	(37.9)%	(27.5)%	10.0%	(18.5)%	36.5%
compared with normal	(24.3)%	(26.7)%	27.6%	(7.8)%	(18.0)%	4.9%
Heating Degree Days - Normal	3,144	723	87	2,192	6,146	3,095
Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Regulated utility expenditures	$109.7	$111.3	$171.1	$146.9	$539.0	$525.7
Integrys Energy Services	8.2	7.5	11.3	3.9	30.9	3.4
Other	5.1	7.4	6.2	5.7	24.4	9.5
Total Capital Expenditures	$123.0	$126.2	$188.6	$156.5	$594.3	$538.6

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 03/31/12			Forward Contracted Volumes at 03/31/13
By Rolling Twelve Months	04/01/12 - 03/31/13	04/01/13 - 03/31/14	Post 03/31/14	04/01/13 - 12/31/14	04/01/14 - 03/31/15	Post 03/31/15
Retail natural gas sales volumes - billion cubic feet	70.4	18.3	5.5	90.8	28.4	5.4
Retail electric sales volumes - million kilowatt-hours	10,191	4,981	1,688	16,219	4,558	1,580

By Calendar Year	04/01/12 - 12/31/12	01/01/13 - 12/31/13	Post 12/31/13	04/01/13 - 12/31/13	01/01/14 - 12/31/14	Post 12/31/14
Retail natural gas sales volumes - billion cubic feet	53.4	30.4	10.4	68.2	42.9	13.5
Retail electric sales volumes - million kilowatt-hours	8,247	6,332	2,281	13,304	7,056	1,997

These tables represent physical sales contracts for natural gas and electric power for delivery or settlement in future periods related to retail natural gas and retail electric businesses that Integrys Energy Services plans on retaining in conjunction with its revised strategy.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 03/31/12				Wholesale Counterparty Credit Exposure at 03/31/13
	Exposure				Exposure
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$8.4	$7.5	$0.9	$—	$5.0	$4.0	$1.0	$—
Investment grade - other	2.0	2.0	—	—	9.5	6.3	3.3	(0.1)
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	1.8	1.8	—	—	1.8	1.8	—	—
Non-rated - regulated utilities	0.1	0.1	—	—	—	—	—	—
Non-rated - other	—	—	—	—	7.6	5.2	2.4	—
Total Exposure	$12.3	$11.4	$0.9	$—	$23.9	$17.3	$6.7	$(0.1)

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.